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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8250

ING VP Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Inc., 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to June 30, 2005

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

June 30, 2005

ING VP Emerging Markets Fund, Inc.

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent[1]. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy President ING Funds July 27, 2005

1	Morgan Stanley Capital International
International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2005

Global stocks posted mixed results in the first half of 2005 with the U.S market finally succumbing to inflation and interest rate fears while many international stocks advanced. As a whole, global equities lost 0.7%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends, dragged down by a resurgent dollar, boosted by strong Gross Domestic Product (“GDP”) growth, and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, followed by acrimonious stalemate on a European budget. For the six months, the U.S. dollar rose 11.9% against the euro, 7.1% against the pound and 8.1% against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the Treasury yield curve as ten-year yields fell even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates five times in 2004 and then twice more in February and March of 2005. The trend had been temporarily broken in the last few weeks of the first quarter as risk appetites soured, but not for long. From April 1, evidence of slowing activity and firming inflation mounted. May saw the curve-flattening trend sustained by the eighth FOMC rate rise. Then Dallas Federal Reserve President Fisher said that the FOMC, after eight rate increases, was in the “eighth inning” of the tightening cycle, sending the ten-year Treasury yield plunging through 4%, squeezing the spread over the 90-day Bill on June 27th to 0.87%, a new low since April of 2001. But on the last day of the quarter the FOMC raised the Federal Funds rate for the ninth time, to 3.25%, and made it perfectly clear that extra innings were about to be played. For the six months, the yield on U.S. 10-year Treasury Notes fell by 0.27% to 3.95%, while the yield on 13-week Treasury Bills rose 0.88% to 3.06%. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 2.5%, and the recovery of investors’ risk appetites helped the Lehman Brothers High Yield Bond Index(3) add 1.1%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), lost 0.8% in the first half of 2005 including dividends. At this point the market was trading at a price-to-earnings level of about 15.75 times earnings for the current fiscal year. An early retreat was relieved by encouraging elections in Iraq, an upsurge in merger and acquisition activity and generally better than expected company earnings. A solid employment report on March 4 propelled the S&P 500 Index to its best close of the quarter the next day. But the sell off was swift amid concerns about inflation and a slowing economy. Investors keenly watched the swirling crosscurrents in the fixed income markets. Falling bond yields make stocks relatively more attractive and have encouraged mortgage refinancing on a massive scale. The funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. However, inexorably rising short-term rates dampen demand and profit margins. Little wonder then that Mr. Fisher’s remarks encouraged the market to make a run in June from the previous March 7 high. Although, it was tripped up by the other major influence on stocks in recent quarters: the surging price of oil, which is potentially inflationary through costs and deflationary since it acts like a tax. The price of a barrel of oil for July delivery reached a new record on June 17, stopping the stock market rally in its tracks. June ended on a down note when the FOMC indicated that the tightening game was far from over.

Japan equities fell 5.8%, based on the MSCI Japan Index(5) plus net dividends in dollars, but rose 1.8% in local currency. By month end the broad market was trading at about 15.5 times current fiscal year earnings. The period saw the familiar raft of macro-economic disappointments, but from May the news improved. GDP growth was estimated at 4.9% after three weak quarters. Profits are growing in Japan, by 15.8% in the first quarter, and the banks’ bad loan crisis appears to be over.

European ex UK markets jumped 11.3% in local currencies during the first six months of 2005, repeatedly reaching three-year high levels, but fell 1.1% in dollars, according to the MSCI Europe ex UK Index(6) including net dividends. Markets were trading on average at about 13.5 times earnings for the current fiscal year. Such bullish performance belied bearish economic conditions with high unemployment and barely growing economies. This and the political setbacks referred to above served only to depress the euro. Stock markets cheered the weaker currency, while corporate profits held up and merger and acquisition activity revived, allowing stocks to rise in the face of record low bond yields.

The UK market gained 8.1% in sterling, based on the MSCI UK Index(7) including net dividends, making new four-year highs, but only 0.9% in dollars. It was then trading at just under 13 times current fiscal year

Market Perspective:   SIX MONTHS ENDED JUNE 30, 2005

earnings. The UK economy as a whole has been healthy, with 3.2% growth in 2004 and low unemployment. However, over-stretched consumers and soaring real estate prices held growth in check. Five interest rate increases through August 2004 eventually took their toll. By the end of June, house prices were falling, manufacturing was in decline and GDP growth slowed. The next move in interest rates, in our opinion, clearly is a decrease and it was this expectation, plus a weaker pound that boosted a fairly inexpensive stock market.

(1)             The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)             The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)             The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)             The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)             The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)             The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)             The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the
	Value	Value	Six Months Ended
	January 1, 2005	June 30, 2005	June 30, 2005*
Actual	$ 1,000.00	$ 1,055.90	$ 6.93
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.05	$ 6.80

*	Expenses are equal to the Fund’s annualized expense ratios of 1.36%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities at value*	$23,422,795
Cash	1,993,106
Foreign currencies at value**	62,817
Dividends and interest receivable	82,328
Prepaid expenses	368
Total assets	25,561,414
LIABILITIES:
Payable to affiliates	18,493
Payable to directors	35,098
Payable for custody fees	11,753
Payable for professional fees	10,291
Other accrued expenses and liabilities	2,516
Total liabilities	78,151
NET ASSETS (equivalent to $8.38 per share on 3,041,429 shares outstanding)	$25,483,263
NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (500,000,000 shares authorized)	$26,002,744
Undistributed net investment income	177,562
Accumulated net realized loss on investments and foreign currency related transactions	(2,916,301)
Net unrealized appreciation on investments and foreign currency related transactions	2,219,258
NET ASSETS	$25,483,263

* Cost of investments in securities	$21,206,363
** Cost of foreign currencies	$60,054

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$342,138
Interest	3,554
Total investment income	345,692
EXPENSES:
Investment management fees	101,671
Transfer agent fees	541
Administrative service fees	11,961
Shareholder reporting expense	20,412
Professional fees	8,277
Custody and accounting expense	15,940
Director fees	449
Miscellaneous expense	3,502
Total expenses	162,753
Net investment income	182,939
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	4,213,883
Foreign currency related transactions	(99,803)
Net realized gain on investments and foreign currency related transactions	4,114,080
Net change in unrealized appreciation or depreciation on:
Investments	(3,071,321)
Foreign currency related transactions	1,024
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(3,070,297)
Net realized and unrealized gain on investments and foreign currency related transactions	1,043,783
Increase in net assets resulting from operations	$1,226,722

*Foreign taxes withheld	$55,169

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months	Year Ended
	Ended June 30,	December 31,
	2005	2004
FROM OPERATIONS:
Net investment income	$182,939	$238,162
Net realized gain on investments and foreign currency related transactions	4,114,080	3,745,370
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(3,070,297)	148,332
Net increase in net assets resulting from operations	1,226,722	4,131,864
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(11,078)	(190,555)
Total distributions	(11,078)	(190,555)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,395,655	17,035,478
Dividends reinvested	11,078	190,555
	10,406,733	17,226,033
Cost of shares redeemed	(11,093,460)	(17,905,077)
Net decrease in net assets resulting from capital share transactions	(686,727)	(679,044)
Net increase in net assets	528,917	3,262,265
NET ASSETS:
Beginning of period	24,954,346	21,692,081
End of period	$25,483,263	$24,954,346
Undistributed net investment income at end of period	$177,562	$5,701

See Accompanying Notes to Financial Statements

ING VP EMERGING MARKETS FUND, INC. (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2005		2004	2003	2002	2001	2000(1)
Per Share Operating Performance:
Net asset value, beginning of period	$7.94		6.58	4.47	4.93	7.63	12.81
Income (loss) from investment operations:
Net investment income (loss)	$0.06		0.08	0.01	(0.02)	0.02	(0.07)
Net realized and unrealized gain (loss) on investments	$0.38		1.34	2.10	(0.44)	(1.15)	(5.11)
Total from investment operations	$0.44		1.42	2.11	(0.46)	(1.13)	(5.18)
Less distributions from:
Net investment income	$0.00	*	0.06	—	—	—	—
Net realized gain on investments	$—		—	—	—	1.57	—
Total distributions	$0.00	*	0.06	—	—	1.57	—
Net asset value, end of period	$8.38		7.94	6.58	4.47	4.93	7.63
Total Return(2)%	5.59		21.71	47.20	(9.33)	(10.42)	(40.44)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,483		24,954	21,692	14,860	16,761	21,979
Ratio of expenses to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)%	1.36		1.29	2.50	2.33	1.85	1.74
Gross expenses prior to expense
reimbursement/recoupment(4)%	1.36		1.24	2.58	2.33	1.85	1.74
Net investment income (loss) after expense
reimbursement/recoupment(3)(4)%	1.53		1.02	0.13	(0.45)	0.30	(0.51)
Portfolio turnover rate %	114		120	123	132	113	255

(1)	Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(3)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)	Annualized for periods less than one year.

*	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING VP Emerging Markets Fund, Inc., (the “Fund”), a Maryland Corporation, is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended, which commenced operations on December 27, 1993. The Fund’s primary investment objective is to seek capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and such policies are in conformity with accounting principals generally accepted in the United States of America for investment companies:

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s Valuation Procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.              Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Fund. Distributions are determined annually in accordance with federal tax principles which may differ from accounting principles generally accepted in the United States of America for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

F.              Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisons applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at June 30, 2005.

J.                Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund pays an investment management fee to ING Investments, LLC (the “Investment Manager”) at an annual rate of 0.85% of the Fund’s average daily net assets. The Investment Manager has entered into an Expense Limitation Agreement with the Fund, under which it will limit expenses of the Fund to the extent of 2.50% of the value of the Fund’s average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

The Investment Manager may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. There were

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

no waived or reimbursed fees by the Investment Manager during the six months ended June 30, 2005. As of June 30, 2005, the Investment Manager had fully recouped all previously waived fees.

Effective January 1, 2005, pursuant to a side agreement the Investment Manager has lowered the expense limit for the Fund to 1.75% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. If after December 31, 2005, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Fund’s expense limitation agreement of 2.50%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

Effective April 29, 2005, J.P. Morgan Investment Management, Inc., a registered investment advisor, became Sub-Adviser to the Fund. Prior to April 29, 2005, the Fund was sub-advised by ING Investment Management Advisors B.V.

ING Funds Services, LLC (the “Administrator”), serves as Administrator to the Fund. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.

The Investment Manager and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2005, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fee	Fee	Total
$16,546	$1,947	$18,493

The Fund has adopted a Retirement Policy covering all Independent Directors of the Fund who will have served as an Independent Director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 5 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the six months ended June 30, 2005, excluding short-term securities, were $28,273,511 and $26,757,434, respectively.

NOTE 6 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. The Fund’s investments in foreign securities may entail risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as movements in currency, security value and interest note, all of which could affect the market and/or credit risk of the investments.

Non-Diversified. The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund’s assets may be invested in a single company.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Manager, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Fund utilized the line of credit for fifteen days with an approximate average daily balance of $868,667 at an approximate weighted average interest rate of 3.34% during the six months ended June 30, 2005.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold	1,288,405	$10,395,655	2,436,248	$17,035,478
Dividends reinvested	1,191	11,078	27,118	190,555
Shares redeemed	(1,392,400)	(11,093,460)	(2,617,664)	(17,905,077)
Net decrease	(102,804)	$(686,727)	(154,298)	$(679,044)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

Dividends to shareholders from ordinary income for the six months ended June 30, 2005 and the year ended December 31, 2004 were $11,078 and $190,555, respectively.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 were as follows:

Undistributed	Unrealized	Capital
Ordinary	Appreciation	Loss	Expiration
Income	(Depreciation)	Carryforwards	Dates
$5,701	$5,154,368	$(5,684,956)	2010
		(1,210,238)	2011
		$(6,895,194)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED) (CONTINUED)

Note 11 — SUBSEQUENT EVENTS

Dividends. Subsequent to June 30, 2005, the Fund declared dividends and distributions of $0.03 per share from net investment income payable July 6, 2005 and recorded June 30, 2005.

On July 21, 2005, the Board approved a proposal to reorganize the Fund into ING JPMorgan Emerging Markets Portfolio, a series of INGInvestors Trust. The proposed reorganization is subject to approval by shareholders of the Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the fourth calendar quarter of 2005.

PORTFOLIO OF INVESTMENTS
ING VP EMERGING MARKETS FUND, INC.	AS OF JUNE 30, 2005 (UNAUDITED)

Country Allocation*

as of June 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 8.1% of net assets.

Portfolio holdings are subject to change daily.

Shares			Value
COMMON STOCK: 89.7%
		Brazil: 12.8%
9,950	@	Cia de Bebidas das
		Americas ADR	$307,455
2,150	@	Cia de Bebidas das
		Americas ADR	54,739
27,360	@	Cia Vale do Rio Doce ADR	694,944
11,700		Empresa Brasileira de
		Aeronautica SA ADR	386,919
2,790		Gol Linhas Aereas Inteligentes
		SA ADR	83,867
10,100		Perdigao SA	233,093
25,510		Petroleo Brasileiro SA ADR	1,174,481
12,500	@	Uniao de Bancos Brasileiros SA	95,543
5,700	@	Uniao de Bancos Brasileiros SA
		GDR	220,134
			3,251,175
		Chile: 1.1%
8,850		Banco Santander Chile SA ADR	285,855
			285,855
		China: 0.9%
132,000		Anhui Conch Cement Co., Ltd.	122,692
98,000		Tsingtao Brewery Co., Ltd.	105,107
			227,799
		Egypt: 2.4%
6,105		Orascom Telecom Holding SAE	619,141
			619,141
		Hong Kong: 4.6%
99,000		China Mobile Hong Kong Ltd.	$366,742
57,000		Esprit Holdings Ltd.	410,906
125,000		GOME Electrical Appliances
		Holdings Ltd.	107,741
94,000		Yue Yuen Industrial Holdings	286,799
			1,172,188
		Hungary: 1.8%
1,248		Gedeon Richter Rt. GDR	185,952
3,908		OTP Bank Rt. GDR	265,151
			451,103
		India: 7.8%
18,380		HDFC Bank Ltd. ADR	854,853
4,650		Infosys Technologies Ltd. ADR	360,236
9,441		Ranbaxy Laboratories Ltd. GDR	233,948
18,424	#	Reliance Industries Ltd. GDR	536,691
			1,985,728
		Indonesia: 2.6%
565,500		Bank Rakyat Indonesia	167,557
11,170	@@	Telekomunikasi Indonesia Tbk PT
		ADR	232,895
631,000		Unilever Indonesia Tbk PT	262,851
			663,303
		Israel: 0.7%
60,240		Bank Hapoalim Ltd.	189,138
			189,138
		Luxembourg: 1.5%
5,000		Tenaris SA ADR	391,350
			391,350
		Malaysia: 2.1%
30,500		British American Tobacco
		Malaysia Bhd	335,099
75,300		Maxis Communications Bhd	191,988
			527,087
		Mexico: 6.4%
39,640		Alfa SA de CV	224,778
13,810		America Movil SA de CV ADR	823,213
145,800		Wal-Mart de Mexico SA de CV	591,564
			1,639,555
		Morocco: 0.5%
14,886		Maroc Telecom	137,506
			137,506
		Poland: 0.7%
3,920		Bank Pekao SA GDR	166,606
			166,606
		Russia: 3.9%
6,020		Mobile Telesystems OJSC ADR	202,573
8,104		OAO Gazprom ADR	290,954
339		Sberbank RF	223,740
8,420	@	Vimpel-Communications ADR	286,533
			1,003,800
		South Africa: 8.2%
133,344	@	African Bank Investments Ltd.	372,350

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP EMERGING MARKETS FUND, INC.	As Of JUNE 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
626		FirstRand Ltd.		$1,300
4,762		Impala Platinum Holdings Ltd.		424,536
12,357	@	Imperial Holdings Ltd.		188,905
966	@	Lereko Mobility Proprietary Ltd.		4,808
32,552		Massmart Holdings Ltd.		218,196
96,408		RMB Holdings Ltd.		320,773
241,440		Steinhoff Intl. Holdings Ltd.		554,997
				2,085,865
		South Korea: 20.1%
5,620		Hyundai Mobis		375,932
7,460		Hyundai Motor Co.		411,347
13,133		Kookmin Bank		593,283
33,567	#	KT&G Corp. GDR		662,277
2,293		POSCO		399,723
3,273		Samsung Electronics Co., Ltd.		1,551,578
2,226		Shinsegae Co., Ltd.		699,006
5	@	SK Telecom Co., Ltd.		879
20,140		SK Telecom Co., Ltd. ADR		410,856
				5,104,881
		Taiwan: 8.6%
328,960		Chinatrust Financial Holding Co.		358,155
162,000		Chunghwa Telecom Co., Ltd.		330,964
124,239	@	HON HAI Precision Industry Co.,
		Ltd.		645,182
67,000		President Chain Store Corp.		132,230
136,000	@	Synnex Technology Intl. Corp.		197,838
58,800	@@	Taiwan Semiconductor
		Manufacturing Co. Ltd. ADR		536,255
				2,200,624
		Turkey: 2.3%
43,090		Akbank TAS		244,670
14,429		Anadolu Efes Biracilik Ve Malt
		Sanayii AS		329,267
1		KOC Holding AS		3
				573,940
		United Kingdom: 0.7%
7,999		Anglo American PLC		187,133
				187,133
		Total Common Stock
		(Cost $20,678,445)		22,863,777

PREFERRED STOCK: 2.2%
		Brazil: 2.2%
3,040		Banco Itau Holding Financeira SA		559,018
		Total Preferred Stock
		(Cost $527,918)		559,018
		Total Investments In
		Securities (Cost
		$21,206,363)*	91.9%	$23,422,795
		Other Assets and
		Liabilities-Net	8.1	2,060,468
		Net Assets	100.0%	$25,483,263

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $21,251,846.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,287,375
	Gross Unrealized Depreciation	(116,426)
	Net Unrealized Appreciation	$2,170,949

Percentage of
Industry	Net Assets
Aerospace/Defense	1.5%
Agriculture	3.9
Airlines	0.3
Apparel	1.1
Auto Manufacturers	1.6
Auto Parts and Equipment	1.5
Banks	16.7
Beverages	3.1
Building Materials	0.5
Chemicals	2.1
Computers	0.8
Distribution/Wholesale	1.6
Diversified Financial Services	2.7
Electrical Components and Equipment	6.1
Electronics	2.5
Food	0.9
Holding Companies-Diversified	2.0
Home Furnishings	2.2
Household Products/Wares	1.0
Iron/Steel	3.1
Mining	5.1
Oil and Gas	5.8
Pharmaceuticals	1.6
Retail	6.5
Semiconductors	2.1
Software	1.4
Telecommunications	14.2
Other Assets and Liabilities, Net	8.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPSAR-UEMF	(0605-081505)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Emerging Markets Fund, Inc.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	August 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	August 25, 2005

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	August 25, 2005